EXHIBIT 4.1



     NUMBER                                                      SHARES
  **         **                                               **        **
---------------                                               ------------

                          GENERATIONS BANCSHARES, INC.
                ORGANIZED UNDER THE LAWS OF THE STATE OF GEORGIA

                    TRANSFER OF THIS STOCK IS RESTRICTED IN ACCORDANCE WITH CONDITIONS PRINTED ON THE REVERSE OF THIS CERTIFICATE.

THIS  CERTIFIES  THAT __________________________________________________________

is  the  owner  of _____________________________________________________________

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK ($1.00 PAR VALUE) OF

                          GENERATIONS BANCSHARES, INC.

(hereinafter called the "Company"). The shares represented by this certificate are transferable on the books of the Company by said owner or by his or her duly authorized attorney, upon the surrender of this Certificate properly endorsed.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed by its duly authorized officer and its corporate seal to be hereunto affixed.

Date:  ____________  ___,  200__



____________________________                   _____________________________
Secretary                                      President

                                                                     EXHIBIT 4.1



                                     [SEAL]

                                                                     EXHIBIT 4.1



     For value received, ____________________ hereby sell, assign and transfer unto

PLEASE  INSERT  SOCIAL  SECURITY  OR  OTHER
     IDENTIFYING  NUMBER  OF  ASSIGNEE
-------------------------------------------

|-----------------------------------------|
|                                         |
|                                         |
|-----------------------------------------|


________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


_________________________________
(DATE)

________________________________________________________________________________
(SIGNATURE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.)